Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS INCREASED EARNINGS GUIDANCE BASED ON STRONG

SECOND QUARTER FINANCIAL RESULTS AND OVER $550 MILLION OF

CLOSED AND ANNOUNCED INVESTMENTS

VARIABLE RATE INTEREST EXPOSURE CUT IN HALF

(NEWPORT BEACH, California, August 2, 2006)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced second quarter 2006 operating results and an increase in its 2006 diluted FFO guidance range to between $1.90 per share and $1.92 per share.

“NHP had another very productive quarter with over $550 million of closed and announced investments and substantial double digit increases in revenue and FFO,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “In July we completed the second of two well received capital market transactions which, after upsizing the debt offering by $100 million due to strong demand, eliminated the interest rate exposure on $350 million of debt. We have already accomplished a great deal in 2006 that immediately impacts our bottom line. More importantly, our investments, with noteworthy rent escalators and revenue participation features, should add significant ongoing value for our shareholders,” Mr. Pasquale added. “As a result of these accomplishments, we are increasing our FFO guidance for the second consecutive quarter.”

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2006 SECOND QUARTER RESULTS

The following tables present selected financial results for the second quarter of 2006 and the six months ended June 30, 2006 as compared to 2005:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended June 30

Item	2006	2005	Change
Revenues	$66,377	$53,313	$13,064	24.5%
Net Income	$23,029	$19,982	$3,047	15.2%
Income Available to Common Stockholders Per Share	$0.26	$0.24	$0.02	8.3%
Diluted FFO	$38,158	$32,296	$5,862	18.2%
Diluted FFO Before Impairments	$38,241	$33,189	$5,052	15.2%
Diluted FFO Per Share	$0.48	$0.45	$0.03	6.7%
Diluted FFO Per Share Before Impairments	$0.48	$0.46	$0.02	4.3%

Six Months Ended June 30

Item	2006	2005	Change
Revenues	$126,722	$102,451	$24,271	23.7%
Net Income	$51,102	$33,343	$17,759	53.3%
Income Available to Common Stockholders Per Share	$0.61	$0.38	$0.23	60.5%
Diluted FFO	$73,364	$56,732	$16,632	29.3%
Diluted FFO Before Impairments	$73,447	$64,794	$8,653	13.4%
Diluted FFO Per Share	$0.96	$0.78	$0.18	23.1%
Diluted FFO Per Share Before Impairments	$0.96	$0.90	$0.06	6.7%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

The results for the three months and six months ended June 30, 2006 include impairments totaling $83,000. The results for the three months ended June 30, 2005 include impairments totaling $893,000. The results for the six months ended June 30, 2005 include impairments totaling $8,062,000 and a separation charge of $585,000.

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NEW INVESTMENTS

We closed on $475 million of new investments and funded $3 million of expansions and renovations during the second quarter of 2006. Our acquisitions this year are summarized as follows:

Announced in 2005 and closed in 2006	$174 million

Announced and closed in 2006	$550 million
Announced, but not yet closed in 2006	77 million
Expansions and renovations in 2006	6 million

Total 2006 Investments	$633 million

The second quarter transactions have been detailed in previous releases, but the highlights are:

Closed and Announced Second Quarter 2006 New Investment Highlights:

Senior Housing: $436 million closed/$59 million pending

•	On June 1, 2006, NHP invested $431 million in a ten-state, 32-facility portfolio with an average age of six years operated by a new customer, Hearthstone Assisted Living, Inc. Similar to the $174 million Wingate transaction that closed earlier this year, we capitalized on an opportunity to turn an auction situation into a privately negotiated management buyout. We partnered with the management team to buy out the existing investors and allow the management team to benefit from the excellent operating platform they had developed. In addition, we provided growth opportunities through $15 million of expansion commitments and a combination of exclusive acquisition rights and a right of first offer/last look on an additional $300 million of investments.

•	We will be investing $59 million in six senior housing communities in Washington and California with another new customer, Koelsch Senior Communities during the third quarter. This also represents an opportunity to turn an auction exit strategy into a privately negotiated management buyout. This transaction also offers an opportunity for growth via a right of first offer/last look on $50 million of future REIT financings.

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Long-term Care: $39 million closed/$18 million pending

•	On June 20, 2006 we invested $31 million in three skilled nursing facilities in Massachusetts with Wingate under the acquisition line we entered into earlier this year as part of the original $174 million investment. These facilities consisted of two owned facilities that have been added to the existing master lease and a $3 million mortgage loan on the third. We also expect to close on a fourth facility for $10 million towards the end of the third quarter once HUD approval is obtained for the underlying debt. In addition, we have earmarked $8 million for substantial renovations and expansions of the three owned facilities to conform them to the rest of Wingate’s high-end platform.

2006 FINANCING TRANSACTIONS

On July 14, 2005, we issued $350 million of 6.5% senior unsecured notes maturing on July 15, 2011, resulting in net proceeds of approximately $347 million. The issuance of these notes reduces floating rate debt as a percentage of our total debt from 37% at June 30, 2006, to 18% on a pro forma basis.

Due to strong demand for the offering and our desire to fix the interest at a favorable rate on more of our outstanding floating rate debt, we increased the offering size by $100 million from the original $250 million. In June, we hedged the treasury rate on the $250 million of notes we originally expected to issue resulting in a cash payment to us at closing of approximately $1.2 million that effectively reduces our interest expense by about 7 basis points over the life of the notes.

On April 5, 2006, we closed on an offering of nine million shares of common stock at $21.50 per share to be used primarily to fund a portion of the Hearthstone

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transaction. The underwriters exercised in full an option to purchase 1,350,000 additional shares of common stock to cover over-allotments. Of the total 10,350,000 shares, we issued 5,850,000 immediately and 4,500,000 were sold by affiliates of certain underwriters in connection with forward sale agreements we had entered into with them. The forward sale agreements allowed us to lock the stock price but delay issuing the shares until after the closing of the Hearthstone transaction. This enabled us to keep the dilution from issuing shares prior to the close of the transaction to a minimum. We closed the forward sale agreements on June 29, 2006 by issuing 4,500,000 shares. The offering resulted in net proceeds of approximately $211 million after underwriters’ discounts and expenses. While the ultimate use of the proceeds was to fund a portion of the Hearthstone acquisition, at the specific closing dates we used the proceeds to repay borrowings on our credit facility.

2006 GUIDANCE

We have increased our 2006 diluted FFO guidance for diluted FFO before impairments to between $1.90 per share and $1.92 per share from between $1.86 per share and $1.89 per share. The increase is due to the acquisitions and financings noted above and updated information regarding the expected leakage for the year. A reconciliation between net income and diluted FFO on a per share basis for guidance purposes is included in the accompanying financial data.

Although management has reiterated its commitment to continue accretive acquisitions in 2006, this guidance incorporates no results from acquisitions that have not already been announced or closed, nor does it incorporate the impact of any future impairments that might arise or any future capital transactions that have not already been announced or closed. This guidance assumes asset sales, mortgage loan receivable

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prepayments and other leakage during 2006 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast on Thursday, August 3, 2006 at 8:00 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended June 30, 2006. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 3124486 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 9:00 a.m. Pacific time that day until midnight Pacific time on Thursday, August 17, 2006. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 3124486. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 488 facilities in 40 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities;

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changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the health care industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals, including the achievement of the anticipated benefits from the Hearthstone acquisition; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our Annual Report on Form 10-K filed with the SEC on February 8, 2006.

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NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

JUNE 30, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues:
Rental income
Triple net lease rent	$60,958	$50,838	$116,392	$97,481
Medical office building rent	2,506	—	4,423	—

	63,464	50,838	120,815	97,481
Interest and other income	2,913	2,475	5,907	4,970

	66,377	53,313	126,722	102,451
Expenses:
Interest & amortization of deferred financing costs	21,374	17,034	40,602	31,620
Depreciation and amortization	18,544	13,622	34,714	26,186
General and administrative	3,861	3,213	7,658	7,114
Medical office building operating expenses	1,383	—	2,382	—
Impairment of assets from continuing operations	—	—	—	310

	45,162	33,869	85,356	65,230

Income before unconsolidated entity	21,215	19,444	41,366	37,221
Income (loss) from unconsolidated joint venture	—	(158)	—	689
Minority interest in consolidated medical office building joint venture losses	79	—	127	—

Income from continuing operations	21,294	19,286	41,493	37,910
Discontinued operations
Gain on sale of facilities	1,616	—	8,826	33
Income/(loss) from discontinued operations	119	696	783	(4,600)

	1,735	696	9,609	(4,567)

Net income	23,029	19,982	51,102	33,343
Preferred stock dividends	(3,790)	(3,981)	(7,581)	(7,963)

Income available to common stockholders	$19,239	$16,001	$43,521	$25,380

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.23	$0.23	$0.47	$0.45
Discontinued operations	0.03	0.01	0.14	(0.07)

Income	$0.26	$0.24	$0.61	$0.38

Weighted average shares outstanding	74,950	67,336	71,717	67,183

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

JUNE 30, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Net income	$23,029	$19,982	$51,102	$33,343
Preferred stock dividends	(3,790)	(3,981)	(7,581)	(7,963)
Real estate related depreciation and amortization	18,473	14,173	34,545	27,345
Depreciation in income from joint venture	—	60	—	246
Gain on sale of facilities	(1,616)	—	(8,826)	(33)
Gain on sale of facility from joint venture	—	—	—	(330)

Funds From Operations (“FFO”) available to common stockholders (1)	36,096	30,234	69,240	52,608
Series B preferred dividend add-back	2,062	2,062	4,124	4,124

Diluted FFO	38,158	32,296	73,364	56,732
Impairments	83	893	83	8,062

Diluted FFO before impairments	$38,241	$33,189	$73,447	$64,794

Weighted average shares outstanding	74,950	67,336	71,717	67,183
Series B preferred stock add-back	4,685	4,681	4,684	4,681

Diluted weighted average shares outstanding	79,635	72,017	76,401	71,864

Basic/diluted per share amounts:
FFO	$0.48	$0.45	$0.96	$0.78

FFO before impairments	$0.48	$0.46	$0.96	$0.90

Cash rent in excess of (less than) rent received	$(102)	$327	$(5)	$652

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2006

(IN THOUSANDS)

	June 30, 2006	December 31, 2005
ASSETS
Investments in real estate:
Real estate properties
Land	$267,151	$207,563
Buildings and improvements	2,467,936	1,835,183

	2,735,087	2,042,746
Less accumulated depreciation	(369,204)	(344,224)

	2,365,883	1,698,522
Mortgage loans receivable, net	89,821	87,553

	2,455,704	1,786,075
Cash and cash equivalents	19,163	10,005
Receivables	6,637	5,741
Assets held for sale	720	9,198
Other assets	79,264	56,201

	$2,561,488	$1,867,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility	$349,000	$224,000
Bridge facility	200,000	—
Senior notes due 2006 - 2038	570,225	570,225
Notes and bonds payable	354,637	236,278
Accounts payable and accrued liabilities	62,318	55,685

Total liabilities	1,536,180	1,086,188
Minority interest	1,720	—
Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B convertible preferred stock	106,450	106,450
Common stock	8,008	6,781
Capital in excess of par value	1,140,139	889,008
Cumulative net income	929,818	878,716
Other comprehensive income	1,576	—
Cumulative dividends	(1,252,452)	(1,189,972)

Total stockholders’ equity	1,023,588	781,032

	$2,561,488	$1,867,220

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	97%
MORTGAGE LOANS RECEIVABLE	3%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	60%
SKILLED NURSING FACILITIES	33%
CONTINUING CARE RETIREMENT COMMUNITIES	4%
SPECIALTY HOSPITALS	2%
MEDICAL OFFICE BUILDINGS	1%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT SQ FT		BEDS/UNITS/ SQ FT
ASSISTED & IND LIVING FACILITIES	246	$1,686,153,000	$89,952		18,745
SKILLED NURSING FACILITIES	188	866,268,000	$39,675		21,834
CONTINUING CARE RETIREMENT COM.	6	76,750,000	$65,208		1,177
SPECIALTY HOSPITALS	7	67,138,000	$221,578		303
MEDICAL OFFICE BUILDINGS	21	38,778,000	$74	*	759,283

	468	$2,735,087,000

*	Medical office building cost per square foot reflects total purchase price including amounts classified as other assets

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/UNIT	BEDS/ UNITS
SKILLED NURSING FACILITIES	15	$61,418,000	$26,588	2,310
ASSISTED & IND LIVING FACILITIES	1	9,192,000	$72,952	126
CONTINUING CARE RETIREMENT COM.	1	19,211,000	$44,886	428

	17	$89,821,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	2	$720,000

PORTFOLIO STATISTICS

	2006	2005
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.4x	1.4x
SKILLED NURSING FACILITIES	2.4x	2.4x
CONTINUING CARE RETIREMENT COMMUNITIES	1.5x	1.5x
EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2x	1.2x
SKILLED NURSING FACILITIES	1.7x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.2x
EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1x	1.1x
SKILLED NURSING FACILITIES	1.6x	1.6x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.1x

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

	2006	2005
OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	88%
SKILLED NURSING FACILITIES	81%	80%
CONTINUING CARE RETIREMENT COMMUNITIES	88%	89%
TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	99%	100%
SKILLED NURSING FACILITIES	44%	43%
CONTINUING CARE RETIREMENT COMMUNITIES	72%	71%
TOTAL PORTFOLIO	64%	62%
NHP RENT BY PAYMENT SOURCE
MEDICAID	21%	22%
MEDICARE	12%	14%
PRIVATE AND OTHER	67%	64%
AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10	10
SKILLED NURSING FACILITIES	28	30
CONTINUING CARE RETIREMENT COMMUNITIES	27	27
AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	14	13
SKILLED NURSING FACILITIES	9	8
CONTINUING CARE RETIREMENT COMMUNITIES	11	11

INVESTMENT BY OPERATOR

(excluding two assets held for sale and medical office buildings)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
HEARTHSTONE SENIOR SERVICES	32	$430,922,000	15%	13%
BROOKDALE SENIOR LIVING, INC.*	100	344,285,000	12%	13%
WINGATE HEALTHCARE, INC.	18	216,613,000	8%	6%
AMERICAN RETIREMENT CORPORATION*	16	185,524,000	7%	7%
EMERITUS CORPORATION*	23	179,467,000	6%	6%
ATRIA SENIOR LIVING GROUP	17	124,583,000	4%	7%
LAUREATE GROUP	9	118,946,000	4%	4%
BEVERLY ENTERPRISES, INC.	28	100,113,000	4%	5%
EPOCH SENIOR LIVING, INC.	10	95,359,000	3%	3%
COMPLETE CARE SERVICES	37	87,584,000	3%	4%
SENIOR SERVICES OF AMERICA	11	72,605,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	2%	2%
NEXION HEALTH MANAGEMENT, INC.	18	55,144,000	2%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	2%
HEARTH MANAGEMENT, LLC	3	41,285,000	2%	1%
OTHER - PUBLIC COMPANIES	14	56,975,000	2%	2%
OTHER	116	572,192,000	21%	20%

	464	$2,786,130,000	100%	100%

*	PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

TOP FIVE STATES INVESTMENT AND REVENUE

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	107	$540,602,000	19%	19%	7%
MASSACHUSETTS	32	$303,909,000	11%	9%	4%
FLORIDA	34	$197,240,000	7%	7%	2%
CALIFORNIA	28	$193,475,000	7%	9%	1%
WISCONSIN	23	$164,494,000	6%	4%	1%

SECURITY DEPOSITS
BANK LETTERS OF CREDIT			$49,795,000
CASH DEPOSITS			20,688,000

			$70,483,000

CURRENT CAPITALIZATION
CREDIT AND BRIDGE FACILITIES (REVOLVER MATURES 10/08, TERM MATURES 10/10, BRIDGE MATURES 9/06)			$549,000,000	19%
SENIOR DEBT			924,862,000	32%
EQUITY (UNDEPRECIATED BOOK BASIS)			1,392,792,000	49%

			$2,866,654,000

DEBT COMPOSITION
			AMOUNT		WEIGHTED RATE
FIXED RATE			$864,835,000		6.7%
FLOATING RATE SECURED			$60,027,000		5.4%
FLOATING RATE CREDIT FACILITY AND BRIDGE			$549,000,000		8.25% Prime/6.28% LIBOR

		FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT/ SQ FT.	BEDS/UNITS/ SQ FT.
CURRENT QUARTER INVESTMENTS
REAL ESTATE
ASSISTED & IND LIVING FACILITIES		33	$435,743,000	$138,904	3,137
SKILLED NURSING FACILITIES		7	71,900,000	76,734	937
CAPITAL EXPENDITURES		—	3,249,000

		40	$510,892,000

MORTGAGE LOANS
SKILLED NURSING FACILITIES		1	$3,265,000	$32,650	100

TOTAL		41	$514,157,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT/ SQ FT.	BEDS/ UNITS/ SQ FT.
CURRENT YEAR INVESTMENTS
REAL ESTATE
ASSISTED & IND LIVING FACILITIES	35	$462,539,000	$138,692	3,335
SKILLED NURSING FACILITIES	19	201,272,000	78,316	2,570
JV MEDICAL OFFICE BUILDINGS	21	55,985,000	74	759,283
CAPITAL EXPENDITURES	—	6,474,000

	75	$726,270,000

MORTGAGE LOANS
SKILLED NURSING FACILITIES	1	$3,265,000	$32,650	100

ANNOUNCED INVESTMENTS
ASSISTED & IND LIVING FACILITIES		$59,000,000
SKILLED NURSING FACILITIES		18,000,000

		$77,000,000

TOTAL CLOSED AND ANNOUNCED		$806,535,000

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	$32,725,000		7.4%
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$570,225,000		6.9%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ’09, ’12, ’17, ’27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ’13, ’18, ’23, ’28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ’13, ’18, ’23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$682,000	6.6%
2009	37,921,000	6.7%
2010	68,553,000	6.0%
2011	5,678,000	7.7%
2012	33,945,000	7.6%
2013	50,172,000	6.0%
2015	17,964,000	5.8%
THEREAFTER	139,722,000	5.9%

	$354,637,000	6.2%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

LEASE EXPIRATIONS (excluding held for sale and medical office building portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2006	$1,520,000	4
2007	5,101,000	12
2008	3,017,000	6
2009	3,313,000	7
2010	12,722,000	26
2011	6,670,000	20
2012	16,708,000	18
2013	16,906,000	30
2014	25,645,000	32
2015	5,738,000	5
THEREAFTER	159,363,000	287

	$256,703,000	447

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2006	$413,000	—
2007	10,161,000	1
2008	11,524,000	5
2009	991,000	—
2010	1,110,000	—
2011	5,070,000	2
2012	1,269,000	—
2013	9,933,000	—
2014	1,467,000	—
2015	3,846,000	1
THEREAFTER	48,759,000	8

	$94,543,000	17

RECONCILIATION OF 2006 NET INCOME GUIDANCE TO 2006 DILUTED FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.40	$1.42
LESS: PREFERRED DIVIDENDS	(0.09)	(0.09)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	0.98	0.98
LESS: GAINS ON SALE	(0.27)	(0.27)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.12)	(0.12)

DILUTED FUNDS FROM OPERATIONS	$1.90	$1.92

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

JUNE 30, 2006

2006 EXPECTED REVENUE LEAKAGE

	2006 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN	YIELD
First Half 2006
Purchase Option Sales Closed	$1,030,000	$1,240,000	$11,870,000	$6,824,000	12.5%
Loan Payoffs	586,000	639,000	5,113,000	—	12.5%
Asset Recycling	1,089,000	1,434,000	8,375,000	1,691,000	10.4%
Lease Restructurings/Renewals	1,022,000	1,460,000	—	—

Total First Half 2006	3,727,000	4,773,000	25,358,000	8,515,000

Projected Remaining 2006
Certain
Purchase Options	372,000	1,741,000	17,491,000	5,557,000	10.5%
Asset Recycling	—	—	—	—
Lease Restructurings/Renewals	166,000	434,000	—	—

Total Certain	538,000	2,175,000	17,491,000	5,557,000

High Probability
Purchase Options	480,000	3,233,000	34,437,000	8,099,000	9.0%
Asset Recycling	73,000	289,000	1,775,000	109,000	14.4%

Total High	553,000	3,522,000	36,212,000	8,208,000

Total Projected Remaining 2006	1,091,000	5,697,000	53,703,000	13,765,000
Total Actual and Projected 2006
Total Certain	4,265,000	6,948,000	42,849,000	14,072,000
Total High	553,000	3,522,000	36,212,000	8,208,000

	$4,818,000	$10,470,000	$79,061,000	$22,280,000